Exhibit 99.1

FOR IMMEDIATE RELEASE

Nu Skin Enterprises Reports Third Quarter Results

PROVO, Utah — Nov. 7, 2024 — Nu Skin Enterprises Inc. (NYSE: NUS) today announced third quarter results in line with guidance.

Executive Summary
Q3 2024 vs. Prior-year Quarter

Revenue	$430.1 million; (13.8)% • (3.4)% FX impact or $(16.7) million • Rhyz revenue $73.1 million; 20.9%
Earnings Per Share (EPS)	$0.17 compared to $(0.74) or $0.56 excluding an inventory write-off
Customers	831,768; (15)%
Paid Affiliates	149,264; (20)% or (11)% excluding an adjustment to eligibility requirements
Sales Leaders	38,284; (19)%

“During the third quarter, we achieved results within our previous guidance range with challenges in the core business partially offset by continued strong growth in our Rhyz segment,” said Ryan Napierski, Nu Skin president and CEO. “While we continue to face macroeconomic pressures and challenges within the direct selling industry, our immediate focus is to strengthen the Nu Skin core with a revised business model intended to improve channel activation and customer growth beginning with North America and South Korea this quarter. In addition, we are introducing a streamlined operating framework to improve profitability with an adjusted pricing model to improve customer penetration in developing markets starting with Latin America and certain markets in Southeast Asia, and an accelerated product portfolio optimization plan to improve overall gross margin globally. We also continue to empower growth in our Rhyz businesses with impressive results coming from Mavely and our manufacturing companies.”

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 2
Q3 2024 Year-over-year Operating Results

Revenue	$430.1 million compared to $498.8 million • (3.4)% FX impact or $(16.7) million • Rhyz revenue $73.1 million; 20.9%
Gross Margin	70.1% compared to 58.6% or 71.8% excluding an inventory write-off • Nu Skin business was 76.5% compared to 61.8% or 76.8% excluding an inventory write-off
Selling Expenses	39.0% compared to 37.6% • Nu Skin business was 43.5% compared to 41.7% o Includes expense for biannual sales conferences
G&A Expenses	26.9% compared to 26.2%
Operating Margin	4.2% compared to (5.3)% or 7.9% excluding an inventory write-off
Interest Expense	$6.5 million compared to $7.5 million
Other Income/(Expense)	$1.6 million compared to $(0.6) million
Income Tax Rate	37.6% compared to (7.3)% or 10.1% excluding an inventory write-off
EPS	$0.17 compared to $(0.74) or $0.56 excluding an inventory write-off

Stockholder Value

Dividend Payments	$3.0 million
Stock Repurchases	$0.0 million • $162.4 million remaining in authorization

Q4 and Full-year 2024 Outlook

Q4 2024 Revenue	$410 to $445 million; (16)% to (9)% • Approximately (2) to (1)% FX impact
Q4 2024 EPS	$(0.09) to $0.01 or $0.19 to $0.29 non-GAAP
2024 Revenue	$1.70 to $1.73 billion; (14)% to (12)% • Approximately (4) to (3)% FX impact
2024 EPS	$(2.32) to $(2.22) or $0.65 to $0.75 non-GAAP

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 3
“As part of our cost-efficiency program, during the quarter we saved an additional $15 million in general and administrative expense and remain on track to meet the high end of our range of $45 to $65 million for 2024,” said James D. Thomas, chief financial officer. “During the quarter, we generated $31.4 million in cash from operations, reduced inventory levels $43 million year over year and paid down debt to further strengthen our balance sheet. Given ongoing pressures in the core Nu Skin business, we are adjusting our 2024 outlook. We now anticipate 2024 revenue in the range of $1.70 to $1.73 billion, with earnings per share of $(2.32) to $(2.22) or $0.65 to $0.75 excluding restructuring and impairment charges. For Q4, we are forecasting projected revenue of $410 to $445 million and earnings per share of $(0.09) to $0.01 or $0.19 to $0.29 excluding planned restructuring charges.”

Conference Call

The Nu Skin Enterprises management team will host a conference call with the investment community today at 5 p.m. (ET). Those wishing to access the webcast, as well as the financial information presented during the call, can visit the Investor Relations page on the company’s website at ir.nuskin.com. A replay of the webcast will be available on the same page through Nov. 21, 2024.

About Nu Skin Enterprises Inc.

The Nu Skin Enterprises Inc. (NYSE: NUS) family of companies includes Nu Skin and Rhyz Inc. Nu Skin is an integrated beauty and wellness company, powered by a dynamic affiliate opportunity platform, which operates in nearly 50 markets worldwide. Backed by 40 years of scientific research, the company’s products help people look, feel and live their best with brands including Nu Skin® personal care, Pharmanex® nutrition and ageLOC® anti-aging, which includes an award-winning line of beauty device systems. Formed in 2018, Rhyz is a synergistic ecosystem of consumer, technology and manufacturing companies focused on innovation within the beauty, wellness and lifestyle categories.

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 4
Important Information Regarding Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent the company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and include, but are not limited to, statements of management’s expectations regarding the macro environment and the company’s performance, growth and growth opportunities, strategies, initiatives, areas of focus, sales force, shareholder value, product previews and launches, product portfolio optimization, transformation, evolution, operational and financial initiatives, digital tools and initiatives, new market expansion, and plans for developing and emerging markets; projections regarding revenue, expenses, margins, tax rates, earnings per share, foreign currency fluctuations, future dividends, uses of cash, financial position and other financial items; statements of belief; and statements of assumptions underlying any of the foregoing. In some cases, you can identify these statements by forward-looking words such as “believe,” “expect,” “anticipate,” “become,” “plan,” accelerate,” “project,” “continue,” “outlook,” “guidance,” “improve,” “enhance,” “will,” “would,” “could,” “may,” “might,” the negative of these words and other similar words.

The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:

•	any failure of current or planned initiatives or products to generate interest among the company’s sales force and customers and generate sponsoring and selling activities on a sustained basis;
•
risk that direct selling laws and regulations in any of the company’s markets, including the United States and Mainland China, may be modified, interpreted or enforced in a manner that results in negative changes to the company’s business model or negatively impacts its revenue, sales force or business, including through the interruption of sales activities, loss of licenses, increased scrutiny of sales force actions, imposition of fines, or any other adverse actions or events;

•	economic conditions and events globally;
•	competitive pressures in the company’s markets;
•	risk that epidemics, including COVID-19 and related disruptions, or other crises could negatively impact our business;
•	adverse publicity related to the company’s business, products, industry or any legal actions or complaints by the company’s sales force or others;
•	political, legal, tax and regulatory uncertainties, including trade policies, associated with operating in Mainland China and other international markets;
•	uncertainty regarding meeting restrictions and other government scrutiny in Mainland China, as well as negative media and consumer sentiment in Mainland China on our business operations and results;
•	risk of foreign-currency fluctuations and the currency translation impact on the company’s business associated with these fluctuations;
•	uncertainties regarding the future financial performance of the businesses the company has acquired;
•
risks related to accurately predicting, delivering or maintaining sufficient quantities of products to support planned initiatives or launch strategies, and increased risk of inventory write-offs if the company over-forecasts demand for a product or changes its planned initiatives or launch strategies;

•
regulatory risks associated with the company’s products, which could require the company to modify its claims or inhibit its ability to import or continue selling a product in a market if the product is determined to be a medical device or if the company is unable to register the product in a timely manner under applicable regulatory requirements; and

•
the company’s future tax-planning initiatives, any prospective or retrospective increases in duties or tariffs on the company’s products imported into the company’s markets outside of the United States, and any adverse results of tax audits or unfavorable changes to tax laws in the company’s various markets.

The company’s financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission. The forward-looking statements set forth the company’s beliefs as of the date that such information was first provided, and the company assumes no duty to update the forward-looking statements contained in this release to reflect any change except as required by law.

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 5
Non-GAAP Financial Measures: Constant-currency revenue change is a non-GAAP financial measure that removes the impact of fluctuations in foreign-currency exchange rates, thereby facilitating period-to-period comparisons of the company’s performance. It is calculated by translating the current period’s revenue at the same average exchange rates in effect during the applicable prior-year period and then comparing that amount to the prior-year period’s revenue. The company believes that constant-currency revenue change is useful to investors, lenders and analysts because such information enables them to gauge the impact of foreign-currency fluctuations on the company’s revenue from period to period.

Earnings per share, gross margin, operating margin and income tax rate, each excluding restructuring and impairment charges and/or inventory write-off charges, also are non-GAAP financial measures. Restructuring and impairment charges and inventory write-off charges are not part of the ongoing operations of our underlying business. The company believes that these non-GAAP financial measures are useful to investors, lenders and analysts because removing the impact of these charges facilitates period-to-period comparisons of the company’s performance. Please see the reconciliations of these items to our earnings per share, gross margin, operating margin and income tax rate calculated under GAAP, below.

The following table sets forth revenue for the three-month periods ended September 30, 2024, and 2023 for each of our reportable segments (U.S. dollars in thousands):

	Three Months Ended September 30,			Constant-Currency
	2024	2023	Change	Change
Nu Skin
Americas	$77,194	$91,671	(15.8)%	0.1%
Southeast Asia/Pacific	59,515	68,743	(13.4)%	(13.2)%
Mainland China	53,020	70,225	(24.5)%	(25.4)%
Japan	47,222	53,399	(11.6)%	(8.9)%
South Korea	45,201	63,709	(29.1)%	(27.1)%
Europe & Africa	38,577	50,048	(22.9)%	(23.6)%
Hong Kong/Taiwan	33,749	40,724	(17.1)%	(16.4)%
Nu Skin other	2,518	(274)	1,019.0%	1,019.0%
Total Nu Skin	356,996	438,245	(18.5)%	(14.7)%
Rhyz Investments
Manufacturing	51,773	49,714	4.1%	4.1%
Rhyz other	21,376	10,813	97.7%	97.7%
Total Rhyz Investments	73,149	60,527	20.9%	20.9%
Total	$430,145	$498,772	(13.8)%	(10.4)%

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 6
The following table sets forth revenue for the nine-month periods ended September 30, 2024, and 2023 for each of our reportable segments (U.S. dollars in thousands):

	Nine Months Ended September 30,			Constant- Currency
	2024	2023	Change	Change
Nu Skin
Americas	$237,160	$300,469	(21.1)%	(12.1)%
Southeast Asia/Pacific	179,921	200,317	(10.2)%	(7.4)%
Mainland China	178,797	226,563	(21.1)%	(19.2)%
Japan	134,045	156,867	(14.5)%	(6.5)%
South Korea	130,283	187,719	(30.6)%	(28.0)%
Europe & Africa	121,564	144,460	(15.8)%	(16.0)%
Hong Kong/Taiwan	98,061	112,380	(12.7)%	(10.8)%
Nu Skin other	3,186	208	1,431.7%	1,431.7%
Total Nu Skin	1,083,017	1,328,983	(18.5)%	(14.3)%
Rhyz Investments
Manufacturing	153,548	131,032	17.2%	17.2%
Rhyz other	49,967	20,476	144.0%	144.0%
Total Rhyz Investments	203,515	151,508	34.3%	34.3%
Total	$1,286,532	$1,480,491	(13.1)%	(9.3)%

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 7
The following table provides information concerning the number of Customers, Paid Affiliates and Sales Leaders in our core Nu Skin business for the three-month periods ended September 30, 2024, and 2023:

	Three Months Ended September 30,
	2024	2023	Change
Customers
Americas	211,583	231,215	(8)%
Southeast Asia/Pacific	86,307	111,151	(22)%
Mainland China	148,402	189,221	(22)%
Japan	112,257	114,316	(2)%
South Korea	90,248	109,550	(18)%
Europe & Africa	135,291	169,320	(20)%
Hong Kong/Taiwan	47,680	54,134	(12)%
Total Customers	831,768	978,907	(15)%

Paid Affiliates
Americas	28,772	32,769	(12)%
Southeast Asia/Pacific(1)	26,749	33,574	(20)%
Mainland China	22,843	27,509	(17)%
Japan(1)	22,623	37,695	(40)%
South Korea	20,774	24,110	(14)%
Europe & Africa	16,556	19,254	(14)%
Hong Kong/Taiwan	10,947	11,251	(3)%
Total Paid Affiliates	149,264	186,162	(20)%

Sales Leaders
Americas	6,450	7,537	(14)%
Southeast Asia/Pacific	5,398	6,351	(15)%
Mainland China	9,348	12,647	(26)%
Japan	6,866	7,087	(3)%
South Korea	4,388	6,436	(32)%
Europe & Africa	3,318	4,105	(19)%
Hong Kong/Taiwan	2,516	2,868	(12)%
Total Sales Leaders	38,284	47,031	(19)%

(1)  The September 30, 2024, number is affected by a change in eligibility requirements for receiving certain rewards within our compensation structure. We plan to implement these changes in additional segments over the next several quarters.

●
“Customers” are persons who have purchased directly from the Company during the three months ended as of the date indicated. Our Customer numbers include members of our sales force who made such a purchase, including Paid Affiliates and those who qualify as Sales Leaders, but they do not include consumers who purchase directly from members of our sales force.

●
“Paid Affiliates” are any Brand Affiliates, as well as members of our sales force in Mainland China, who earned sales compensation during the three-month period. In all of our markets besides Mainland China, we refer to members of our independent sales force as “Brand Affiliates” because their primary role is to promote our brand and products through their personal social networks.

●
“Sales Leaders” are the three-month average of our monthly Brand Affiliates, as well as sales employees and independent marketers in Mainland China, who achieved certain qualification requirements as of the end of each month of the quarter.

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 8
NU SKIN ENTERPRISES, INC.
Consolidated Statements of Income (Unaudited)
(U.S. dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$430,145	$498,772	$1,286,532	$1,480,491
Cost of sales	128,682	206,505	383,828	475,635
Gross profit	301,463	292,267	902,704	1,004,856

Operating expenses:
Selling expenses	167,612	187,750	486,617	561,039
General and administrative expenses	115,620	130,882	358,107	401,825
Restructuring and impairment expenses	—	—	156,484	9,787
Total operating expenses	283,232	318,632	1,001,208	972,651

Operating income (loss)	18,231	(26,365)	(98,504)	32,205
Interest expense	6,500	7,535	20,545	18,192
Other income (expense), net	1,567	(551)	1,800	3,237

Income (loss) before provision for income taxes	13,298	(34,451)	(117,249)	17,250
Provision (benefit) for income taxes	4,996	2,504	(6,760)	15,937

Net income (loss)	$8,302	$(36,955)	$(110,489)	$1,313

Net income (loss) per share:
Basic	$0.17	$(0.74)	$(2.23)	$0.03
Diluted	$0.17	$(0.74)	$(2.23)	$0.03

Weighted-average common shares outstanding (000s):
Basic	49,707	49,859	49,645	49,812
Diluted	49,733	49,859	49,645	50,029

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 9
NU SKIN ENTERPRISES, INC.
Consolidated Balance Sheets (Unaudited)
(U.S. dollars in thousands)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$227,751	$256,057
Current investments	10,077	11,759
Accounts receivable, net	68,812	72,879
Inventories, net	247,789	279,978
Prepaid expenses and other	98,942	81,198
Total current assets	653,371	701,871

Property and equipment, net	410,673	432,965
Operating lease right-of-use assets	85,550	90,107
Goodwill	99,885	230,768
Other intangible assets, net	85,266	105,309
Other assets	248,150	245,443
Total assets	$1,590,895	$1,806,463

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,736	$43,505
Accrued expenses	246,615	260,366
Current portion of long-term debt	60,000	25,000
Total current liabilities	339,351	328,871

Operating lease liabilities	68,351	70,943
Long-term debt	373,470	478,040
Other liabilities	94,848	106,641
Total liabilities	876,020	984,495

Commitments and contingencies

Stockholders’ equity:
Class A common stock – 500 million shares authorized, $0.001 par value, 90.6 million shares issued	91	91
Additional paid-in capital	624,665	621,853
Treasury stock, at cost – 40.9 million and 41.1 million shares	(1,563,878)	(1,570,440)
Accumulated other comprehensive loss	(105,040)	(100,006)
Retained earnings	1,751,037	1,870,470
Total stockholders’ equity	706,875	821,968
Total liabilities and stockholders’ equity	$1,582,895	$1,806,463

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 10
NU SKIN ENTERPRISES, INC.
Reconciliation of Gross Margin Excluding Impact of Inventory Write-off to GAAP Gross Margin
(in thousands, except for per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Gross Profit	$301,463	$292,267	$902,704	$1,004,856
Impact of inventory write-off	-	65,728	-	65,728
Adjusted Gross Profit	$301,463	$357,995	$902,704	$1,070,584

Gross Margin	70.1%	58.6%	70.2%	67.9%
Gross Margin, excluding inventory write-off impact	70.1%	71.8%	70.2%	72.3%

Revenue	$430,145	$498,772	$1,286,532	$1,480,491

NU SKIN ENTERPRISES, INC.
Reconciliation of Core Nu Skin Business Gross Margin Excluding Impact of Inventory Write-off to GAAP Gross Margin
(in thousands, except for per share amounts)

	Three months ended September 30,
	2024	2023
Gross Profit	$273,155	$270,630
Impact of inventory write-off	-	65,728
Adjusted Gross Profit	$273,155	$336,358

Gross Margin	76.5%	61.8%
Gross Margin, excluding inventory write-off impact	76.5%	76.8%

Revenue	$356,996	$438,245

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 11
NU SKIN ENTERPRISES, INC.
Reconciliation of Operating Margin Excluding Impact of Inventory Write-off, Restructuring and Impairment to GAAP
Operating Margin
(in thousands, except for per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Operating Income	$18,231	$(26,365)	$(98,504)	$32,205
Impact of restructuring and impairment	-	-	156,484	9,787
Impact of inventory write-off	-	65,728	-	65,728
Adjusted operating income	$18,231	$39,363	$57,980	$107,720

Operating margin	4.2%	(5.3)%	(7.7)%	2.2%
Operating margin, excluding inventory write-off, restructuring and impairment impact	4.2%	7.9%	4.5%	7.3%

Revenue	$430,145	$498,772	$1,286,532	$1,480,491

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 12
NU SKIN ENTERPRISES, INC.
Reconciliation of Effective Tax Rate Excluding Impact of Inventory Write-off, Restructuring and Impairment to GAAP
Effective Tax Rate
(in thousands, except for per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Provision (benefit) for income taxes	$4,996	$2,504	$(6,760)	$15,937
Impact of inventory write-off, restructuring and impairment on provision for income taxes	-	650	23,071	3,243
Provision for income taxes, excluding impact of inventory write-off, restructuring and impairment	$4,996	$3,154	$16,311	$19,180

Income before provision for income taxes	13,298	(34,451)	(117,249)	17,250
Impact of inventory write-off	-	65,728	-	65,728
Impact of restructuring and impairment	-	-	156,484	9,787
Income before provision for income taxes, excluding impact of inventory write-off, restructuring and impairment	$13,298	$31,277	$39,235	$92,765

Effective tax rate	37.6%	(7.3)%	5.8%	92.4%
Effective tax rate, excluding impact of inventory write-off, restructuring and impairment	37.6%	10.1%	41.6%	20.7%

Nu Skin Enterprises Reports Third Quarter 2024 Financial Results	page 13
NU SKIN ENTERPRISES, INC.
Reconciliation of Earnings Per Share Excluding Impact of Inventory Write-off, Restructuring and Impairment to GAAP
Earnings Per Share
(in thousands, except for per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net income	$8,302	$(36,955)	$(110,489)	$1,313
Impact of inventory write-off	-	65,728	-	65,728
Impact of restructuring and impairment	-	-	156,484	9,787
Tax impact	-	(650)	(23,071)	(3,243)
Adjusted net income	$8,302	$28,123	$22,924	$73,585

Diluted earnings per share	$0.17	$(0.74)	$(2.23)	$0.03
Diluted earnings per share, excluding inventory write-off, restructuring and impairment impact	$0.17	$0.56	$0.46	$1.47

Weighted-average common shares outstanding (000)	49,733	49,859	49,645	50,029

NU SKIN ENTERPRISES, INC.
Reconciliation of Earnings Per Share Excluding Impact of Restructuring and Impairment to GAAP Earnings Per Share

	Three months ended December 31, 2024		Year ended December 31, 2024
	Low end	High end	Low end	High end
Earnings Per Share	$(0.09)	$0.01	$(2.32)	$(2.22)
Impact of restructuring and impairment expense:
Restructuring and impairment	0.40	0.40	3.55	3.55
Tax impact	(0.12)	(0.12)	(0.58)	(0.58)
Adjusted EPS	$0.19	$0.29	$0.65	$0.75
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CONTACTS:
Media: media@nuskin.com, (801) 345-6397
Investors: investorrelations@nuskin.com, (801) 345-3577